--------------------------------------------------------------------------------
                                                 WEITZ SERIES FUND, INC.

                                                 HICKORY PORTFOLIO

                                                    SEMI-ANNUAL

                                                       REPORT

                                                   SEPTEMBER 30, 1998

                                              ONE PACIFIC PLACE, SUITE 600
                                                  1125 SOUTH 103 STREET
                                               OMAHA, NEBRASKA 68124-6008

                                                      402-391-1980
                                                      800-232-4161
                                                    402-391-2125 FAX

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                          PERFORMANCE SINCE INCEPTION

The following table summarizes performance information for the fund as compared to the S&P 500 over the periods indicated. The table also sets forth average annual total return data for the fund for the one and five year periods ended September 30, 1998, and for the period since inception, calculated in accordance with SEC standardized formulas.

                                                                       DIFFERENCE
           PERIOD ENDED             HICKORY FUND     S&P 500     HICKORY FUND -- S&P 500
----------------------------------  -------------  -----------  -------------------------

Sept. 30, 1998 (9 months)                  14.8%          6.0%                8.8%

Dec. 31, 1997                              39.2          33.4                 5.8

Dec. 31, 1996                              35.4          22.9                12.5

Dec. 31, 1995                              40.5          37.5                 3.0

Dec. 31, 1994                             -17.3           1.3               -18.6

Dec. 31, 1993 (9 months)                   20.3           5.5                14.8

Since Inception (April 1, 1993)
 Cumulative                               202.2         155.3                46.9

Compound Annual
 Average Return                            22.3          18.6                 3.7

The portfolio's average annual total return for the one and five years ended September 30, 1998, and for the period since inception (April 1, 1993) was 21.8%, 22.8% and 22.3%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                   COMPARISON OF CHANGE IN VALUE OF $100,000
                   INVESTMENT IN HICKORY PORTFOLIO & S&P 500

The graph below shows the growth in value of a $100,000 investment in Hickory since inception (April 1, 1993) to September 30, 1998, assuming the reinvestment of all capital gain distributions and dividends, compared to the growth in value of $100,000 invested in the S&P 500 for the same period, also assuming dividend reinvestment. Hickory's performance numbers are calculated after deducting all fees and expenses.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               HICKORY PORTFOLIO        S&P 500

                             $100,000    $100,000
Apr-93                        $91,621     $97,583
May-93                        $95,999    $100,184
Jun-93                        $96,609    $100,476
Jul-93                        $99,489    $100,071
Aug-93                       $107,204    $103,859
Sep-93                       $108,002    $103,062
Oct-93                       $115,026    $105,192
Nov-93                       $111,438    $104,193
Dec-93                       $120,267    $105,452
Jan-94                       $118,421    $109,034
Feb-94                       $116,476    $106,076
Mar-94                       $110,109    $101,457
Apr-94                       $109,060    $102,759
May-94                       $110,065    $104,440
Jun-94                       $104,789    $101,881
Jul-94                       $104,153    $105,224
Aug-94                       $110,360    $109,530
Sep-94                       $109,189    $106,885
Oct-94                       $107,787    $109,247
Nov-94                       $101,810    $105,272
Dec-94                        $99,476    $106,830
Jan-95                        $99,870    $109,599
Feb-95                       $103,994    $113,865
Mar-95                       $105,513    $117,219
Apr-95                       $105,229    $120,668
May-95                       $111,054    $125,480
Jun-95                       $118,331    $128,392
Jul-95                       $124,859    $132,647
Aug-95                       $133,445    $132,978
Sep-95                       $139,110    $138,586
Oct-95                       $133,237    $138,091
Nov-95                       $137,345    $144,146
Dec-95                       $139,728    $146,922
Jan-96                       $146,980    $151,917
Feb-96                       $148,848    $153,328
Mar-96                       $148,334    $154,805
Apr-96                       $151,650    $157,084
May-96                       $159,513    $161,128
Jun-96                       $163,383    $161,741
Jul-96                       $150,145    $154,599
Aug-96                       $160,466    $157,864
Sep-96                       $168,758    $166,741
Oct-96                       $171,426    $171,337
Nov-96                       $179,661    $184,276
Dec-96                       $189,125    $180,625
Jan-97                       $195,946    $191,903
Feb-97                       $200,614    $193,409
Mar-97                       $190,121    $185,477
Apr-97                       $190,461    $196,540
May-97                       $217,223    $208,497
Jun-97                       $220,947    $217,832
Jul-97                       $229,579    $235,160
Aug-97                       $232,386    $221,995
Sep-97                       $248,189    $234,145
Oct-97                       $251,508    $226,334
Nov-97                       $248,562    $236,802
Dec-97                       $263,210    $240,866
Jan-98                       $271,051    $243,527
Feb-98                       $285,577    $261,080
Mar-98                       $326,656    $274,439
Apr-98                       $353,861    $277,199
May-98                       $341,132    $272,440
Jun-98                       $357,938    $283,497
Jul-98                       $363,953    $280,486
Aug-98                       $320,022    $239,974
Sep-98                       $302,191    $255,348

This information represents past performance of the Hickory Portfolio and is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The index used for comparison purposes is the S&P 500 Index which consists of 500 companies. The index is unmanaged and widely recognized as representative of the equity market in general. Investment expenses are not deducted from the S&P 500 Index. Additional information is available from the Weitz Funds at the address listed on the front cover.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                    SEPTEMBER 30, 1998 - SEMI-ANNUAL REPORT

                                                                 October 7, 1998

Dear Fellow Shareholder:

      The third quarter was not kind to stock investors. Hickory participated in the decline, losing 15.6% during the quarter. This brings our year to date return to +14.8% at the end of the quarter. Over the same periods the S&P 500 (with dividends reinvested) returned -9.9% and +6.0%, respectively. Over the last twelve months Hickory's total return was +21.8%. This compares to +9.1% for the S&P 500 and -1.5% for the average growth mutual fund (according to Lipper).

REVIEW AND OUTLOOK

      The last three months have been a very difficult stock environment. As I write this, the S&P 500 is down about 20 percent from its high, making this a bear market in the eyes of many commentators. However, the losses in the biggest stocks are not nearly as bad as the damage that has been done to the smaller companies. The Russell 2000, a commonly used index of smaller capitalization stocks, is down about 35 percent from its peak. Including the declines we have experienced since the end of the third quarter, Hickory's decline from its peak is about 33 percent, slightly less than that of the Russell 2000.

      I have always felt that investing in the stock market is necessarily a long-term exercise. No one should expect that any stock market investment will always generate positive returns over all time periods. Nevertheless, I am well aware that it is no fun seeing our investments decline in value. As most of you know, my wife and I do all of our personal investing by buying shares of Hickory. However, while I am cautious about the stock market over the next few months, I continue to be optimistic about the LONG-TERM OPPORTUNITIES this market is presenting to the PATIENT investor.

      This letter will include a discussion of three main topics: some perspective on the current investment environment, how this environment has affected the companies in which we invest, and how we are attempting to take advantage of the opportunities that are arising.

      The world seems to be experiencing a global financial crisis. Others can tell us what caused the crisis, but it appears to have originated in Asia and more recently has affected South America and Russia, and is now spreading to Europe and the U. S. The most significant sign of the crisis in this country thus far is the failure and bail-out of Long-Term Capital, a very large and very highly leveraged hedge fund.

      We have not invested in foreign companies, and none of the companies in which we invest have, to our knowledge, any direct exposure to Long-Term Capital. However, in the case of some of our companies, particularly some of our financial companies, these events have had significant repercussions. Investors and speculators have become less willing to accept any form of risk and the bond markets in particular are experiencing great volatility. Many companies that need to access the capital markets for funding are finding that the usual sources of liquidity are either much more expensive or completely unavailable. In this environment those companies with strong underlying businesses, appropriate leverage, and positive cashflow will be best positioned to take advantage of the current turmoil. Since these are the attributes we have always favored in businesses, only a small fraction of our companies have been directly affected.

      Altogether, it seems that the stock market has overreacted to these events. Some examples may help illustrate my point.

- Centennial Cellular has agreed to be purchased for $43.50 per share. The price was in line with other transactions, there were multiple bidders, and the company's performance has been well above expectations since the deal was announced. The deal was originally scheduled to close next month. The buyer apparently wants to buy, the seller wants to sell, but investors act as if getting the financing to complete the deal is impossible and have driven the stock to as low as $23.50. It is important to note that Centennial does not need financing to operate. We have no special insight into whether the financing will appear, but we think Centennial is a very attractive stock at these prices even if there is no chance the deal ever happens.

- The stock price of Data Transmission (DTN), a provider of niche information services, has also been affected by the apparent lack of financing. The company put itself up for sale this past summer. Optimists expected a quick sale; but as worries about financing increased, the stock has dropped from about $40 to the low $20s. Even though I think the value of the company has gone up this year, the price is now below where I first started buying last winter, when I had no reason to believe the company would ever be sold.

- Capital One Financial is an information based marketer of credit cards and other services and has been discussed in previous letters. It is a great company, generating rapid earnings growth and considerable cashflow. It finances itself in many ways, including securitizations. The securitization market is clearly less friendly today than two months ago, but these developments have a very modest impact on Capital One. Nevertheless, Capital One's stock has dropped more than 50 percent from its high two months ago.

- Imperial Credit is a specialty finance company with several wholly and partially owned businesses. The liquidity crisis has clearly affected some of its partially owned businesses, but the wholly owned businesses, which always represented the majority of Imperial's value, remain sound. They are cash generating, have several sources of liquidity, and have considerable earnings power that should eventually resurface once this crisis is over. The market, however, seems to be treating Imperial as an inevitable bankruptcy.

      In this uncertain environment, many stocks seem very cheap. We have focused our new investments on those companies where we feel that the eventual downside risk is small, but the upside is still quite attractive. All four of the examples above have met these criteria. I do not know if these stocks will go up or down in the short run. We have always said that we will focus on finding value and that our ability to time the market is quite limited. Short-term volatility has always been part of stock market investing in general, and my investment style in particular. In times of great market stress, this is particularly true.

      Because I have been taking advantage of the bargains I am seeing in the stock market, our cash position has decreased from about 30 percent in mid-August (at the time Hickory was closed to new investors) to about 17 percent now. I plan to continue to work down our cash position gradually over time as new attractive opportunities arise.

      In summary, I continue to believe in our approach and its ability to generate adequate returns OVER THE LONG TERM. This has clearly been a very challenging investment environment, and the challenges may well continue for some time to come. Hickory has always been a concentrated portfolio with a bias toward smaller companies. These attributes should be expected to result in short-term volatility, and recently, they have. However, while investors should not expect an immediate bounce, we strongly believe that opportunities are being created, and we are working hard to take advantage of those opportunities. For those investors with the patience to wait for better times and the ability to stomach possible further declines in the interim, this looks to us like an excellent time to invest in small-cap value stocks.

      Thank you for your continued support.

                                                          Sincerely,

                                                          /s/ RICHARD F. LAWSON
                                                          Richard F. Lawson
                                                          Portfolio Manager

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

  SHARES
 OR UNITS                                                                               COST           VALUE
-----------                                                                         -------------  -------------
             COMMON STOCKS -- 82.8%
             AUTO SERVICES -- 3.0%
  1,125,000  Insurance Auto Auctions, Inc.*                                         $  14,761,110  $  14,062,500
                                                                                    -------------  -------------

             CABLE TELEVISION -- 7.8%
    181,900  Adelphia Communications Corp. CL A*                                        4,350,681      7,116,838
    895,700  Century Communications Corp. CL A*                                        13,365,989     21,384,837
    106,000  Comcast Corp. CL A                                                         3,338,775      4,942,250
      6,500  Comcast Corp. Special CL A                                                    92,732        305,094
     65,448  Tele-Communications, Inc. CL A*                                            1,947,439      2,560,653
                                                                                    -------------  -------------
                                                                                       23,095,616     36,309,672
                                                                                    -------------  -------------
             CONSUMER PRODUCTS AND SERVICES -- 4.3%
  1,364,400  American Classic Voyages Co.*                                             19,196,717     20,124,900
                                                                                    -------------  -------------

             DIVERSIFIED INDUSTRIES -- 0.8%
     47,800  Lynch Corp.*                                                               4,375,240      3,656,700
                                                                                    -------------  -------------

             FINANCIAL SERVICES -- 9.7%
     64,000  Capital One Financial Corp.                                                5,285,629      6,624,000
  4,580,100  Imperial Credit Industries, Inc.*                                         74,575,499     28,625,625
  1,742,000  United Panam Financial Corp.*                                             17,602,599      9,798,750
                                                                                    -------------  -------------
                                                                                       97,463,727     45,048,375
                                                                                    -------------  -------------

             HEALTH CARE -- 1.1%
    344,400  Lab Holdings, Inc.                                                         6,849,852      5,252,100
                                                                                    -------------  -------------

             INFORMATION SERVICES -- 5.2%
    795,900  Data Transmission Network Corp.*                                          24,603,487     23,877,000
                                                                                    -------------  -------------

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                                               COST           VALUE
-----------                                                                         -------------  -------------
             MEDIA AND ENTERTAINMENT -- 11.4%
    233,400  Tele-Communications Liberty Media CL A*                                $   7,552,912  $   8,562,862
    833,504  Tele-Communications TCI Ventures Group A*                                 14,869,481     14,950,978
    732,700  Valassis Communications, Inc.*                                            25,565,988     29,308,000
                                                                                    -------------  -------------
                                                                                       47,988,381     52,821,840
                                                                                    -------------  -------------
             MORTGAGE BANKING -- 5.7%
    777,100  New Century Financial Corp.*                                               7,757,301      5,876,819
  1,154,500  Resource Bancshares Mtg. Grp., Inc.                                       20,671,049     20,492,375
    443,300  Southern Pacific Funding Corp.*                                            4,997,670        249,356
                                                                                    -------------  -------------
                                                                                       33,426,020     26,618,550
                                                                                    -------------  -------------
             REAL ESTATE AND CONSTRUCTION -- 0.7%
    147,200  Forest City Enterprises, Inc. CL A                                         3,882,144      3,091,200
                                                                                    -------------  -------------

             REAL ESTATE INVESTMENT TRUSTS -- 8.9%
    773,200  Dynex Capital, Inc.                                                        7,424,160      6,523,875
    694,200  Fortress Investment Corp.                                                 13,399,776     12,495,600
    222,600  Hanover Capital Mortgage Holdings, Inc.                                    3,596,028      1,530,375
     25,000  Healthcare Financial Partners Units**                                      2,500,000      2,500,000
    615,800  Impac Mortgage Holdings, Inc.                                              9,192,303      8,313,300
    520,000  NovaStar Financial, Inc.                                                   9,749,352      6,760,000
    220,000  Redwood Trust, Inc.                                                        5,019,867      3,190,000
                                                                                    -------------  -------------
                                                                                       50,881,486     41,313,150
                                                                                    -------------  -------------
             TELECOMMUNICATIONS SERVICES -- 22.1%
     95,000  Cellular Communications of Puerto Rico*                                      708,374      1,104,375
  1,345,000  Centennial Cellular Corp. CL A*                                           48,583,393     43,040,000
     95,000  Corecomm Limited*                                                            708,374      1,033,125
      1,500  East/West Communications, Inc.*                                                  225          3,562
  1,064,600  Telephone and Data Systems, Inc.                                          42,628,141     37,127,925
  1,055,300  Vanguard Cellular Systems, Inc. CL A*                                     19,358,994     20,050,700
                                                                                    -------------  -------------
                                                                                      111,987,501    102,359,687
                                                                                    -------------  -------------
             MISCELLANEOUS SECURITIES -- 2.1%                                           8,934,884      9,730,400
                                                                                    -------------  -------------
             Total Common Stocks                                                      447,446,165    384,266,074
                                                                                    -------------  -------------

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                                               COST           VALUE
-----------                                                                         -------------  -------------
             WARRANTS -- 0.3%
    424,300  Hanover Capital Mtg. Holdings, Inc., Expiring 9/15/00                  $   1,248,753  $      79,556
    260,000  NovaStar Financial, Inc., Expiring 2/03/01                                 1,688,775      1,170,000
                                                                                    -------------  -------------
             Total Warrants                                                             2,937,528      1,249,556
                                                                                    -------------  -------------

   FACE
  AMOUNT
-----------
             SHORT-TERM SECURITIES -- 16.9%
$ 3,613,385  Norwest U.S. Government Money Market Fund                                  3,613,385      3,613,385
  2,250,000  U.S. Treasury Bill 10/01/98                                                2,250,000      2,250,000
  8,000,000  U.S. Treasury Bill 11/05/98                                                7,960,917      7,969,200
 10,000,000  Federal Home Loan Mtg. Corp. Discount Note 11/10/98                        9,940,000      9,943,110
  5,000,000  Federal Farm Credit Bank Discount Note 12/21/98                            4,940,375      4,942,740
 20,000,000  Federal Farm Credit Bank 5.54% 1/04/99                                    20,000,000     20,028,780
 20,000,000  Federal Natl. Mtg. Assoc. Discount Note 1/14/99                           19,687,333     19,707,160
 10,000,000  U.S. Treasury Bill 1/14/99                                                 9,856,646      9,874,580
                                                                                    -------------  -------------
                                                                                       78,248,656     78,328,955
                                                                                    -------------  -------------
             Total Investments in Securities                                        $ 528,632,349    463,844,585
                                                                                    -------------  -------------
                                                                                    -------------
             Other Liabilities in Excess of Other Assets -- 0.0%                                        (201,247)
                                                                                                   -------------
             Total Net Assets -- 100%                                                              $ 463,643,338
                                                                                                   -------------
                                                                                                   -------------
             Net Asset Value Per Share                                                             $      26.827
                                                                                                   -------------
                                                                                                   -------------

*Non-income producing
**Each unit consists of five shares of common stock and one stock purchase warrant

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

Assets:
    Investment in securities at value (cost $528,632,349)                         $463,844,585
    Cash                                                                                 1,741
    Accrued interest and dividends receivable                                          735,333
    Receivable for securities sold                                                     640,906
    Prepaid expense                                                                     32,463
                                                                                  ------------
            Total assets                                                           465,255,028
                                                                                  ------------

Liabilities:
    Due to adviser                                                                     451,476
    Payable for securities purchased                                                 1,160,214
                                                                                  ------------
            Total liabilities                                                        1,611,690
                                                                                  ------------

Net assets applicable to outstanding capital stock                                $463,643,338
                                                                                  ------------
                                                                                  ------------

Net assets represented by:
    Capital stock outstanding, at par (note 4)                                          17,283
    Additional paid-in capital                                                     532,355,347
    Accumulated undistributed net investment income                                  1,160,369
    Accumulated undistributed net realized loss                                     (5,101,897)
    Net unrealized depreciation of investments (note 5)                            (64,787,764)
                                                                                  ------------

        Net assets                                                                $463,643,338
                                                                                  ------------
                                                                                  ------------

Net asset value and redemption price per share of outstanding
 capital stock (17,282,954 shares outstanding)                                    $     26.827
                                                                                  ------------
                                                                                  ------------

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                            STATEMENT OF OPERATIONS
                      SIX MONTHS ENDED SEPTEMBER 30, 1998
                                  (UNAUDITED)

Investment income:
    Dividends                                                                     $    981,099
    Interest                                                                         1,798,195
                                                                                  ------------
        Total investment income                                                      2,779,294
                                                                                  ------------

Expenses (note 3):
    Investment advisory fee                                                          1,304,184
    Administrative fee                                                                 242,879
    Director's fees                                                                      1,630
    Other expenses                                                                      70,230
                                                                                  ------------
        Total expenses                                                               1,618,923
                                                                                  ------------

        Net investment income                                                        1,160,371
                                                                                  ------------

Realized and unrealized loss on investments:
    Realized loss on investments                                                    (5,101,897)
    Net unrealized depreciation of investments                                     (77,434,933)
                                                                                  ------------
        Net realized and unrealized loss on investments                            (82,536,830)
                                                                                  ------------
        Net decrease in net assets resulting from operations                      $(81,376,459)
                                                                                  ------------
                                                                                  ------------

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS ENDED
                                                                               SEPTEMBER 30, 1998    YEAR ENDED
                                                                                  (UNAUDITED)      MARCH 31, 1998
                                                                               ------------------  --------------
Increase (Decrease) in net assets:
    From operations:
        Net investment income (loss)                                             $    1,160,371     $    (25,460)
        Net realized gain (loss)                                                     (5,101,897)       1,995,094
        Net unrealized appreciation (depreciation)                                  (77,434,933)      10,256,171
                                                                               ------------------  --------------
            Net increase (decrease) in net assets resulting from operations         (81,376,459)      12,225,805
                                                                               ------------------  --------------

    Distributions to shareholders from:
        Net investment income                                                                --          (54,656)
        Net realized gain                                                            (1,159,996)      (1,462,058)
                                                                               ------------------  --------------
            Total distributions                                                      (1,159,996)      (1,516,714)
                                                                               ------------------  --------------

    Capital share transactions (note 4):
        Proceeds from sales                                                         575,420,349       23,078,046
        Payments for redemptions                                                    (74,524,273)      (3,086,396)
        Reinvestment of distributions                                                   955,604        1,406,036
                                                                               ------------------  --------------
            Total increase from capital share transactions                          501,851,680       21,397,686
                                                                               ------------------  --------------
            Total increase in net assets                                            419,315,225       32,106,777
                                                                               ------------------  --------------

Net assets:

    Beginning of period                                                              44,328,113       12,221,336
                                                                               ------------------  --------------

    End of period                                                                $  463,643,338     $ 44,328,113
                                                                               ------------------  --------------
                                                                               ------------------  --------------

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following information provides selected data for a share of the Hickory Portfolio outstanding throughout the periods indicated.

                            SIX MONTHS
                               ENDED
                             SEPT. 30,                    YEAR ENDED MARCH 31,
                               1998       ----------------------------------------------------
                            (UNAUDITED)     1998       1997      1996++      1995       1994
                            -----------   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING
 OF PERIOD                    $ 29.414    $ 18.899   $ 15.564   $ 11.257   $ 12.227   $ 11.147
                            -----------   --------   --------   --------   --------   --------

INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
  Net investment income
   (loss)                        0.101      (0.007)     0.045      0.004     (0.008)    (0.290)
  Net gains or losses on
   securities (realized
   and unrealized)              (2.243)     12.503      4.329      4.504     (0.508)     1.420
                            -----------   --------   --------   --------   --------   --------
  Total from investment
   operations                   (2.142)     12.496      4.374      4.508     (0.516)     1.130
                            -----------   --------   --------   --------   --------   --------

LESS DISTRIBUTIONS:
  Dividends from net
   investment income                --      (0.073)    (0.002)    (0.136)        --      0.083
  Distributions from
   realized gains               (0.445)     (1.908)    (1.037)    (0.065)    (0.454)    (0.133)
                            -----------   --------   --------   --------   --------   --------
  Total distributions           (0.445)     (1.981)    (1.039)    (0.201)    (0.454)    (0.050)
                            -----------   --------   --------   --------   --------   --------

NET ASSET VALUE, END OF
 PERIOD                       $ 26.827    $ 29.414   $ 18.899   $ 15.564   $ 11.257   $ 12.227
                            -----------   --------   --------   --------   --------   --------
                            -----------   --------   --------   --------   --------   --------

TOTAL RETURN                     (7.5%)      71.8%      28.2%      40.6%      (4.2%)     10.1%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period ($000)              $463,643    $ 44,328   $ 12,221   $  6,658   $  3,619   $  2,499
  Ratio of net expenses to
   average net assets            1.23%*      1.46%      1.50%+     1.50%+     1.50%      1.50%
  Ratio of net investment
   income (loss) to
   average net assets            0.88%*     (0.13%)     0.33%      0.02%     (0.17%)    (2.92%)
  Portfolio turnover rate           5%         29%        28%        28%        20%        29%

* Annualized
+ Absent voluntary waivers, the expense ratio would have been 1.56% for the year ended March 31, 1997, and 1.61% for the year ended March 31, 1996.
++ Calculated using average daily shares.

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

(1) ORGANIZATION

    Weitz Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 1998, the Fund had four series: the Hickory Portfolio, the Value Portfolio, the Fixed Income Portfolio, and the Government Money Market Portfolio. The accompanying financial statements present the financial position and results of operations of the Hickory Portfolio (the "Portfolio").

    The Portfolio's investment objective is capital appreciation. The Portfolio invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds. The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(2) SIGNIFICANT ACCOUNTING POLICIES

    (a) VALUATION OF INVESTMENTS

       Investments are carried at value determined using the following valuation methods:

          - Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and asked prices.

          - Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

          - The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

          - The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Fund's Board of Directors.

       When the Portfolio writes a call option, an amount equal to the premium received by the Portfolio is included in the Portfolio's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. Although no call options were written in the six months ended September 30, 1998, such options are authorized.

       The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

    (b) FEDERAL INCOME TAXES

       Since the Portfolio's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

       Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Portfolio.

    (c) SECURITY TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS

       Security transactions are accounted for on the date securities are purchased or sold (trade date). Income dividends are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

       Realized gains or losses are determined by specifically identifying the security sold.

    (d) USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) RELATED PARTY TRANSACTIONS

    The Fund and Portfolio have retained Wallace R. Weitz & Company (the "Adviser") as their exclusive investment adviser. In addition, the Fund has an agreement with Weitz Securities, Inc. to act as distributor for the Portfolio's shares. Certain officers and directors of the Fund are also officers and directors of the Adviser and Weitz Securities, Inc.

    Under the terms of a management and investment advisory agreement, the Adviser receives a management fee equal to 1% per annum of the Portfolio's average daily net asset value. The Adviser has agreed to reimburse the Portfolio up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Portfolio's average daily net asset value.

    Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Fund for which the Adviser is being paid a monthly fee. During the six months ended September 30, 1998, the fee was calculated at an average annual rate of .18% of the Portfolio's average daily net assets.

    Weitz Securities, Inc., as distributor, received no compensation for the distribution of Portfolio shares.

(4) CAPITAL STOCK

    The Fund is authorized to issue a total of 100 million shares of common stock in series with a par value of $.001 per share. Twenty million of these shares have been authorized by the Board of Directors to be issued in the series designated Hickory Portfolio. The Board of Directors may authorize additional shares in other series of the Fund's shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the series to which the stock of that series relates and will have no interest in the assets of any other series.

    Transactions in the capital stock of the Portfolio are summarized as follow:

                                                                       SIX MONTHS ENDED
                                                                      SEPTEMBER 30, 1998    YEAR ENDED
                                                                         (UNAUDITED)      MARCH 31, 1998
                                                                      ------------------  --------------
Transactions in shares:
  Shares issued.....................................................       18,249,963           917,276
  Shares redeemed...................................................       (2,504,781)         (128,242)
  Distributions reinvested..........................................           30,736            71,331
                                                                           ----------     --------------
    Net increase....................................................       15,775,918           860,365
                                                                           ----------     --------------
                                                                           ----------     --------------

(5) SECURITIES TRANSACTIONS

    Purchases and proceeds from maturities or sales of investment securities of the Portfolio, other than short-term securities, aggregated $439,613,840 and $10,669,225, respectively. The cost of investments for Federal income tax purposes is $531,022,377. At September 30, 1998, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $28,762,633 and $95,940,425, respectively.

--------------------------------------------------------------------------------
     WEITZ SERIES FUND, INC.

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Minnesota, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Hickory Portfolio. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.